EXHIBIT D

                     Form of Notice of Withdrawal of Tender

                         (To be provided  only to members  that call and request
the form.)

                         NOTICE OF WITHDRAWAL OF TENDER

                             Regarding Interests in

                              SAWGRASS FUND, L.L.C.

                   Tendered Pursuant to the Offer to Purchase

                             Dated November 21, 2002

--------------------------------------------------------------------------------

                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                    AT, AND THIS NOTICE OF WITHDRAWAL MUST BE
             RECEIVED BY THE FUND BY, 12:00 MIDNIGHT, EASTERN TIME,
               ON DECEMBER 20, 2002, UNLESS THE OFFER IS EXTENDED.

--------------------------------------------------------------------------------

        COMPLETE THIS NOTICE OF WITHDRAWAL AND RETURN BY MAIL OR FAX TO:

                                    PFPC Inc.
                               Attn: Karl Garrett

                                  P.O. Box 249
                               Claymont, DE 19703
                               Fax: (302) 791-3105
                                    (302) 793-8132

                           For additional information:
                     Phone: (888) 697-9661 or (866) 306-0232

Sawgrass Fund, L.L.C.


Ladies and Gentlemen:

         The undersigned wishes to withdraw the tender of its limited liability company interest in SAWGRASS FUND, L.L.C. (the "Fund"), or the tender of a portion of such interest, for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated _____________________.

This tender was in the amount of:

         |_|    Entire limited liability company interest.

         |_| Portion of limited liability company interest expressed as a specific dollar value.

$
 ------------

         |_| Portion of limited liability company interest in excess of the Required Minimum Balance.

         The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the interest in the Fund (or portion of the interest) previously tendered will not be purchased by the Fund upon expiration of the tender offer described above.

SIGNATURE(S).

------------------------------------------------------------------------------------------------------

FOR INDIVIDUAL INVESTORS                                  FOR OTHER INVESTORS:
AND JOINT TENANTS:

------------------------------------------                ------------------------------------------
Signature                                                 Print Name of Investor

(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
ON SUBSCRIPTION AGREEMENT)

------------------------------------------                ------------------------------------------
Print Name of Investor                                    Signature

                                                          (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
                                                          ON SUBSCRIPTION AGREEMENT)

------------------------------------                      ------------------------------------------
Joint Tenant Signature if necessary                       Print Name of Signatory and Title
(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
ON SUBSCRIPTION AGREEMENT)

------------------------------------------                ------------------------------------------
Print Name of Joint Tenant                                Co-signatory if necessary
                                                          (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
                                                          ON SUBSCRIPTION AGREEMENT)

                                                          ------------------------------------
                                                          Print Name and Title of Co-signatory
------------------------------------------------------------------------------------------------------


Date:
       -------------------------------------